Exhibit 99.1

SEAPORT ENTERTAINMENT GROUP REPORTS FIRST QUARTER 2025 RESULTS

NEW YORK, NY, May 12, 2025 – Seaport Entertainment Group Inc. (NYSE American: SEG) (“Seaport Entertainment Group,” “SEG”, “we,” “our," or the “Company”) announced today its operating and financial results for the quarter ended March 31, 2025.

“We had a productive start to the year, successfully internalizing our food and beverage operations, advancing programming across the Seaport, and positioning our businesses and partners for a successful launch into an active peak spring and summer season,” said Anton Nikodemus, Chairman, President and Chief Executive Officer of Seaport Entertainment Group. “In recent weeks, we celebrated the grand opening of GITANO NYC, kicked off the 2025 concert season on The Rooftop at Pier 17 with back-to-back sellouts, and watched the Las Vegas Aviators emerge as the first-place team in the MiLB Triple-A Pacific Coast League. Building on this strong momentum, we are well-positioned to capitalize on operational improvements, drive profitability, and further reduce cash burn.”

Select First Quarter 2025 Results

◾	Net Loss of ($31.9) million, or ($2.51) per basic and diluted share attributable to common stockholders.
◾	Non-GAAP Adjusted Net Loss Attributable to Common Stockholders of ($22.8) million, or ($1.79) per basic and diluted share.
◾	Hired and onboarded employees of Creative Culinary Management Company LLC (“CCMC”), an indirect wholly owned subsidiary of Jean-Georges Restaurants, and entered into a shared services agreement with CCMC as the Company’s initial step to internalize food and beverage operations at most of its wholly owned and joint venture-owned restaurants at the Seaport.
◾	Signed a 74,497 square foot long-term lease with industry-leading immersive art and interactive experience creator Meow Wolf to bring its artistic blend of storytelling, technology and creative exploration to Pier 17.
◾	Announced the Seaport neighborhood as the host location for the New York City Wine & Food Festival in October 2025 with Chef Jean-Georges Vongerichten serving as Culinary Host for the event.
◾	Disclosed plans to develop approximately 17,500 square feet of purpose-built meeting and event space on the fourth floor of Pier 17, with capacity for up to 800 guests and sweeping panoramic views of the Brooklyn Bridge, East River, and the Brooklyn skyline.

Quarterly Results

The table below provides a summary of the Company’s unaudited consolidated and combined operating and financial results for the three months ended March 31, 2025 and March 31, 2024:

	For the Three Months Ended March 31, 2025	For the Three Months Ended March 31, 2024	Variance to Comparable Period in Prior Year
Total revenues[1]	$16,069	$14,511	$1,558	10.7%

Net loss	$(31,538)	$(44,078)	$12,540	28.4%
Net loss attributable to common stockholders	$(31,888)	$(44,078)	$12,190	27.7%
Net loss attributable to common stockholders per share	$(2.51)	$(7.98)	$5.47	68.5%

Non-GAAP Adjusted Net Loss Attributable to Common Stockholders[2]	$(22,758)	$(34,644)	$11,886	34.3%
Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share[2]	$(1.79)	$(6.27)	$4.48	71.4%

Note: $ in thousands, except per share data.

[1]

Period-over-period total revenues comparability was impacted by the consolidation of the Tin Building by Jean-Georges as of January 1, 2025. In 2024, the Tin Building by Jean-Georges was an unconsolidated joint venture accounted for under the equity method in equity in earnings (losses) from unconsolidated ventures within our Statements of Operations.

[2]

See the “Non-GAAP Financial Measures” section and tables at the end of this press release for a discussion and reconciliation of net loss attributable to the common stockholders to non-GAAP financial measures, including Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share.

Balance Sheet

As of March 31, 2025, the Company had $132.0 million in cash, cash equivalents and restricted cash and $102.4 million of consolidated debt outstanding at an effective weighted-average interest rate of 7.3%. As of March 31, 2025, 40% of consolidated debt was fixed at a weighted-average interest rate of 4.9% and the remaining 60% of the Company’s consolidated debt was floating at a weighted-average interest rate of 11.3% before the effects of the Company’s total return swap, which reduces the effective rate of the floating rate debt to 8.8%. Additionally, 100% of the Company’s outstanding debt is asset-specific, secured debt, and the weighted-average maturity of the Company’s consolidated debt is approximately 8.0 years. The Company has no meaningful debt maturities until Q3 2029.

Investor Conference Call and Webcast

The Company will host a conference call to present its first quarter 2025 results on Tuesday, May 13, 2025, at 8:30 AM ET. During the call Chairman, President and CEO Anton Nikodemus and CFO Matt Partridge will address questions e‐mailed in advance by investors to: ir@seaportentertainment.com.

An audio webcast of the conference call will be available through the “Investors” section of the Company’s website at www.seaportentertainment.com. Please log in ten minutes prior to the scheduled start time to register. A replay of the audio webcast will be available on the Company’s website shortly after the conclusion of the call until May 27, 2025.

To dial into the Telephone Conference Call:

Domestic: 1-877-407-3982

International: 1-201-493-6780

Conference Call Playback:

Domestic: 1-844-512-2921

International: 1-412-317-6671

Passcode: 13753311

About Seaport Entertainment Group

Seaport Entertainment Group (NYSE American: SEG) is a premier entertainment and hospitality company formed to own, operate, and develop a unique collection of assets positioned at the intersection of entertainment and real estate. Seaport Entertainment Group’s focus is to deliver unparalleled experiences through a combination of restaurant, entertainment, sports, retail and hospitality offerings integrated into one-of-a-kind real estate that redefine entertainment and hospitality. For more information, please visit www.seaportentertainment.com.

Safe Harbor and Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements include, but are not limited to, statements concerning the Company’s plans, goals, objectives, outlook, expectations, and intentions. Forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause the Company’s results to differ materially from current expectations include, but are not limited to: risks related to our recent separation from, and relationship with, Howard Hughes; risks related to macroeconomic conditions; risks related to the impact of tariffs and global trade disruptions on us and our tenants, including the impact on inflation, interest rates, supply chains and consumer sentiment and spending; changes in discretionary consumer spending patterns or consumer tastes or preferences; risks associated with the Company’s investments in real estate assets and trends in the real estate industry; the Company’s ability to obtain operating and development capital on favorable terms, or at all; the availability of debt and equity capital; the Company’s ability to renew its leases or re-lease available space; the Company’s ability to compete effectively; the Company’s ability to successfully identify, acquire, develop, and manage properties on terms that are favorable to it; the impact of uncertainty around, and disruptions to, the Company’s supply chain; risks related to the concentration of the Company’s properties and operations in Manhattan and the Las Vegas area; extreme weather conditions or climate change that may cause property damage or interrupt business; the impact of water and electricity shortages on the Company’s business; the contamination of the Company’s properties by hazardous or toxic substances; catastrophic events or geopolitical conditions that may disrupt the Company’s business; actual or threatened terrorist activity and other acts of violence, or the perception of a heightened threat of such events; losses that are not insured or that excess the applicable insurance limits; risks related to the disruption or failure of information technology networks and related systems – both ours and those operated and managed by third parties; regulatory and legal requirements applicable to our assets; the Company’s ability to attract and retain key personnel; the Company’s inability to control certain properties due to the joint ownership of such property and inability to successfully attract desirable strategic partners, including joint venture partners; risks related to the concentration of ownership of our common stock by Pershing Square; and the other factors detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Forward-looking statements speak only as of the date of this press release. The Company is under no obligation to publicly update or revise and forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures

Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also disclose Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share, each of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they provide a meaningful supplement of the Company’s operating performance and period-over-period changes without regard to certain potential distortions or certain non-cash items.

Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements. Accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operating activities as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures.

To derive Non-GAAP Adjusted Net Loss Attributable to Common Stockholders, GAAP net income (loss) attributable to common stockholders is adjusted to exclude depreciation and amortization, as well as gains and losses from the sale of assets, gains or losses on extinguishment of debt, and provision for impairment, and these adjustments include the pro rata share of such adjustments of unconsolidated subsidiaries. Additionally, adjustments are made for non-cash revenues and expenses such as straight-line rental revenue and expenses, amortization of above- and below-market lease related intangibles, and non-cash compensation; other non-recurring items such as termination fees and legal settlements; and certain capitalized items such as capitalized interest. Please see the reconciliation table provided in this press release for a reconciliation of Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share to the most directly comparable GAAP measures of net income (loss).

Availability of Information on SEG’s Website and Social Media Channels

Investors and others should note that SEG routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the SEG Investor Relations website. The Company uses these channels as well as social media channels (e.g., LinkedIn www.linkedin.com/company/new-york-seaportentertainment) as a means of disclosing information about the Company's business to our customers, employees, investors, and the public. While not all of the information that the Company posts to the SEG Investor Relations website or on the Company's social media channels is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in SEG to review the information that it shares through its website and on the Company's social media channels. Users may automatically receive email alerts and other information about the Company when enrolling an email address by visiting "Email Alerts" in the "Resources" section of the SEG Investor Relations website at https://ir.seaportentertainment.com/resources/email-alerts. The contents of these websites are not incorporated by reference into this press release or any report or document SEG files with the SEC, and any references to the websites are intended to be inactive textual references only.

Contacts:

Investor Relations:

Seaport Entertainment Group Inc.

T: (212) 732-8257

ir@seaportentertainment.com

Media Relations:

The Door

theseaport@thedooronline.com

Seaport Entertainment Group

Consolidated Balance Sheets

(in thousands, except par value amounts)

	(Unaudited)
	March 31, 2025	December 31, 2024
ASSETS
Buildings and equipment	$539,360	$522,667
Less: accumulated depreciation	(214,956)	(215,484)
Land	9,497	9,497
Developments	145,168	146,461
Net investment in real estate	479,069	463,141
Investments in unconsolidated ventures	19,461	28,326
Cash and cash equivalents	129,921	165,667
Restricted cash	2,079	2,178
Accounts receivable, net	11,336	5,246
Deferred expenses, net	4,410	4,515
Operating lease right-of-use assets, net	38,078	38,682
Other assets, net	34,060	35,801
Total assets	$718,414	$743,556

LIABILITIES
Mortgages payable, net	$101,605	$101,593
Operating lease obligations	47,308	47,470
Accounts payable and other liabilities	28,442	23,111
Total liabilities	177,355	172,174
Commitments and Contingencies	—	—
EQUITY
Preferred stock, $0.01 par value, 20,000 shares authorized, none issued or outstanding	—	—
Common stock, $0.01 par value, 480,000 shares authorized, 12,699 issued and outstanding as of March 31, 2025, and 12,708 issued and outstanding issued or outstanding as of December 31, 2024	127	127
Additional paid in capital	614,580	613,015
Accumulated deficit	(83,548)	(51,660)
Total Stockholders' equity	531,159	561,482
Noncontrolling interest in subsidiary	9,900	9,900
Total equity	541,059	571,382
Total liabilities and equity	$718,414	$743,556

Seaport Entertainment Group

Consolidated and Combined Statements of Operations

(in thousands, except per share amounts)

(Unaudited)

	Three months ended March 31,
	2025	2024
REVENUES
Hospitality revenue	$7,735	$4,077
Entertainment revenue	4,209	3,564
Rental revenue	3,789	6,537
Other revenue	336	333
Total revenues	16,069	14,511

EXPENSES
Hospitality costs	15,742	6,268
Entertainment costs	7,077	6,381
Operating costs	8,079	8,563
General and administrative	9,782	16,554
Depreciation and amortization	8,091	8,074
Total expenses	48,771	45,840

OTHER
Other income, net	—	8
Total other	—	8
Operating loss	(32,702)	(31,321)
Interest income (expense)	994	(2,546)
Equity in earnings (losses) from unconsolidated ventures	170	(10,211)
Loss before income taxes	(31,538)	(44,078)
Income tax expense (benefit)	—	—
Net loss	(31,538)	(44,078)
Preferred distributions to noncontrolling interest in subsidiary	(350)	—
Net loss attributable to common stockholders	$(31,888)	$(44,078)

Total weighted average shares
Basic	12,694	5,522
Diluted	12,694	5,522

Net loss per share attributable to common stockholders
Basic	$(2.51)	$(7.98)
Diluted	$(2.51)	$(7.98)

Seaport Entertainment Group

Reconciliation of Net Loss to Non-GAAP Adjusted
Net Loss Attributable to Common Stockholders

(in thousands, except per share amounts)

(Unaudited)

	Three months ended March 31,
	2025	2024
Net loss	$(31,538)	$(44,078)
Preferred distributions to noncontrolling interest in subsidiary	(350)	—
Net loss attributable to common stockholders	(31,888)	(44,078)
Adjustments:
Depreciation and amortization	8,098	9,070
Non-cash compensation	2,037	658
Straight line rent, net	655	381
Capitalized interest	(1,660)	(667)
Other income	—	(8)
Non-GAAP adjusted net loss attributable to common stockholders	(22,758)	(34,644)

Total weighted average shares
Basic	12,694	5,522
Diluted	12,694	5,522

Non-GAAP adjusted net loss per share attributable to common stockholders
Basic	$(1.79)	$(6.27)
Diluted	$(1.79)	$(6.27)